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                                                                    EXHIBIT 10.2


                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment"), dated as of April 6, 1998, is entered into by and between LASALLE NATIONAL BANK, a national banking association ("Lender"), and INSURANCE AUTO AUCTIONS, INC., a California corporation ("Borrower").

         WHEREAS, Lender has previously made available to Borrower a credit facility pursuant to the terms and conditions of that certain Revolving Credit Agreement, dated as of April 4, 1997, by and between Lender and Borrower, as amended by an Amendment To Revolving Credit Agreement dated as of December 1, 1997, which, together with all exhibits and schedules thereto and amendments and modifications thereof made in accordance with the terms thereof, if any, is hereinafter referred to as the "Loan Agreement"; and

         WHEREAS, pursuant to the Loan Agreement, Lender has extended certain loans and credit extensions to Borrower; and

         WHEREAS, Borrower has requested that Lender amend the Loan Agreement pursuant to the terms and conditions of this Amendment as set forth herein; and

         WHEREAS, Lender is willing to amend the Loan Agreement but only on the terms and conditions set forth in this Amendment; and

         WHEREAS, capitalized terms used but not defined herein have the meanings assigned to such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises, to induce Lender to enter into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

         Section 1. Amendment of the Loan Agreement. It is hereby agreed and understood that, subject to the complete fulfillment and performance of the conditions precedent set forth in Section 2 of this Amendment, the Loan Agreement is hereby amended to delete Section 5.02(b)(vii) in its entirety.

         Section 2. Conditions Precedent. The effectiveness of this Amendment and the obligations of Lender hereunder are subject to the satisfaction, or waiver by Lender, of the following conditions precedent on or before the date hereof in addition to the conditions precedent specified in Section 3.02 of the Loan Agreement:

         A. Borrower shall have paid and/or reimbursed all fees, costs and expenses relating to this Amendment and owed to Lender pursuant to the Loan Agreement, if so requested by Lender; and

         B. Borrower shall have delivered, or caused to be delivered, original fully completed, dated and executed originals of this Amendment to Lender.

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         C. The following statements shall be true and correct and Borrower, by executing and delivering this Amendment to Lender, hereby certifies that the following statements are true and correct as of the date hereof:

                  i. Other than as expressly contemplated by this Amendment, since the date of the most recent financial statements furnished by Borrower to Lender (which financial statements were true and correct in all material respects and otherwise conformed to the requirements set forth in the Loan Agreement for such financial statements), there shall have been no change which has had or will have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of Borrower;

                  ii. The representations and warranties of Borrower set forth in the Loan Agreement and of Borrower set forth in this Amendment are true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

                  iii. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

                  iv. No consents, licenses or approvals are required in connection with the execution, delivery and performance by Borrower of this Amendment or the validity or enforceability against Borrower of this Amendment which have not been obtained and delivered to Lender.

         Section 3.     Miscellaneous.

                  A. Except as expressly amended and modified by this Amendment, the Loan Agreement and the Loan Documents are and shall continue to be in full force and effect in accordance with the terms thereof.

                  B. This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  C. This Amendment shall be construed in accordance with and governed by the internal laws, and not the laws of conflict, of the State of Illinois.

                  D. The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
         Amendment to Revolving Credit Agreement to be duly executed as of the date first above written.

                                         INSURANCE AUTO AUCTIONS, INC.


                                         BY:  /s/ Linda C. Larrabee
                                             ---------------------------------
                                         Title:  CFO and Senior Vice President
                                               -------------------------------

                                         LASALLE NATIONAL BANK


                                         By:  /s/ Kate Gregory
                                            ----------------------------------
                                         Title:  Loan Officer
                                                ------------------------------